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                                                                  Exhibit 99.2

                                                             Page 10 of 10 Pages

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Welikson the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign amendments to a Schedule 13D with regard to the MetLife, Inc. Board of Directors' ownership of securities of MetLife, Inc. ("Schedule 13D"), and to file the same, with exhibits thereto and other documents related thereto, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof. The authority of Jeffrey A. Welikson under this Power of Attorney shall continue until the Board of Directors is no longer required to file amendments to the Schedule 13D, unless earlier revoked in writing by the undersigned.

Date: June 23, 2009


   /s/ C. Robert Henrikson
   ----------------------------
   C. Robert Henrikson

   /s/ Sylvia Mathews Burwell
   ----------------------------
   Sylvia Mathews Burwell

   /s/ Eduardo Castro-Wright
   ----------------------------
   Eduardo Castro-Wright

   /s/ Burton A. Dole, Jr.
   ----------------------------
   Burton A. Dole, Jr.

   /s/ Cheryl W. Grise
   ----------------------------
   Cheryl W. Grise

   /s/ R. Glenn Hubbard
   ----------------------------
   R. Glenn Hubbard

   /s/ John M. Keane
   ----------------------------
   John M. Keane

   /s/ Alfred F. Kelly, Jr.
   ----------------------------
   Alfred F. Kelly, Jr.

   /s/ James M. Kilts
   ----------------------------
   James M. Kilts

   /s/ Catherine R. Kinney
   ----------------------------
   Catherine R. Kinney

   /s/ Hugh B. Price
   ----------------------------
   Hugh B. Price

   /s/ David Satcher, M.D.
   ----------------------------
   David Satcher, M.D.

   /s/ Kenton J. Sicchitano
   ----------------------------
   Kenton J. Sicchitano

   /s/ William C. Steere, Jr.
   ----------------------------
   William C. Steere, Jr.

   /s/ Lulu C. Wang
   ----------------------------
   Lulu C. Wang